Exhibit 10.14

CONFIDENTIAL

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Translation from Russian into English

/Photo/	Your personal manager [***]	[***] [***] [***]	/ logo: europlan /

Lease Agreement No. 2302169-Fp/MKK-20

Moscow	March 2, 2020

JOINT STOCK COMPANY “EUROPLAN LEASING COMPANY”, hereinafter referred to as the “Lessor”, represented by Anastasiya V. Knyazeva, acting on the basis of Power of Attorney No. 1299/2019 dated September 4, 2019, on the one part, and LIMITED LIABILITY COMPANY “CARSHARING RUSSIA”, hereinafter referred to as the “Lessee”, represented by Attorney-in-fact Evgeny V. Rybachuk, acting on the basis of Power of Attorney No. 429/2019 dated April 29, 2019, on the other part, hereinafter jointly referred to as the “Parties”, and individually — the “Party”, have entered into this agreement (hereinafter referred to as the “Lease Agreement”) as follows:

/Photo/	1.	LEASED ASSET
1.1 [***]

2.	FINANCIAL TERMS

2.1	Currency of the Lease Agreement: rubles.

2.2	Currency of the Purchase and Sale Agreement: rubles.

2.3	Lease payment schedule, incl. of VAT, rubles:

No.	Lease payment schedule					Balance of payments		Amount of advanced discharge of obligations
	Payment date	Lease payment due		Lease payment charged
[***]	[***]	[	***]	[	***]	[	***]	[	***]

No.	Lease payment schedule			Balance of payments	Amount of advanced discharge of obligations
	Payment date	Lease payment due	Lease payment charged
[***]	[***]	[***]	[***]	[***]	[***]

2.4	Lease payments amount: RUB [***], incl. of VAT.

2.5	Repurchase price of the Leased Asset: RUB [***] incl. of VAT.

2.6	All payments listed in Article 2 of the Lease Agreement (“Financial Terms”) shall include 20% VAT.

3.	TRANSFER, REGISTRATION AND USE OF THE LEASED ASSET

3.1	Asset holder:

The Lessee

3.2	Leased Asset shall be registered with the state Road Traffic Safety Inspectorate in the name of:

The Lessor

3.3	The transport tax shall be paid by

The Lessor

3.4	Seller of the Leased Asset:

LLC “AC NA LENINSKOM” OGRN (Primary State Registration Number) [***]

3.5	The lease term shall expire on

January 31, 2023

3.6	Registration of the Leased Asset shall be performed

upon transfer of the Leased Asset to the Lessee

3.7	Place of transfer of the Leased Asset:

RUSSIA, Moscow Region, Khimki, Leningradskoe sh, estate 14, building 1.

3.8	Period of transfer of the Leased Asset:

5 business days after the Lessor’s receipt of the Leased Asset from the Seller.

4.	LEASED ASSET INSURANCE

4.1	Insurer as per Fully Comprehensive Insurance:

Renaissance Insurance Group Ltd. OGRN [***]

4.2	Payer as per Fully Comprehensive Insurance:

The Lessee

4.3	OSAGO policyholder:

The Lessee

4.4	CASCO policyholder:

The Lessee

4.5	Payer as per Compulsory Motor Third Party Liability

The Lessee

5.	ADDITIONAL SERVICES

No.	Name	Quantity	Measurement unit
1	Emergency Service Program. Rate: Standard	1	unit

6.	RIGHTS TO THE LEASED ASSET AFTER THE EXPIRY OF LEASE TERM

6.1

After the expiry of the lease term, the title to the Leased Asset shall be transferred by the Lessor to the Lessee by entering into and executing a separate sale and purchase agreement for the property constituting the Leased Asset.

7.	MISCELLANEOUS

7.1

This Lease Agreement is an accession agreement in accordance with Art. 428 of the Civil Code of the Russian Federation and is entered into in accordance with Regulations No. 1.2-ЮЛ-ЛК for Vehicles and Trailers Leasing, approved by Joint Stock Company “Europlan Leasing Company” on August 1, 2018,

7.2

A claim (statement) against the Lessee and the guarantor-individual, as well as a claim against the Lessee — an individual, may be filed with the Babushkinsky District Court of Moscow or the magistrate of the court district No. 331 of Moscow (as appropriate) in accordance with the applicable laws of the Russian Federation. All other disputes and disagreements arising out of or in connection with the Lease Agreement shall be resolved in the Moscow Arbitration Court in accordance with the applicable laws of the Russian Federation.

7.3

The signature of the person on this Lease Agreement, acting on behalf of the Lessee, confirms its consent to the processing by Joint Stock Company “Europlan Leasing Company” (119049, MOSCOW, UL. KOROVIY VAL, 5, OGRN [***]) of the personal data of the person who signed the Lease Agreement, namely: surname, name, patronymic, date and place of birth, nationality, gender, work place and position, postal address; work and mobile phone numbers, e-mail addresses, driver’s license data, domicile address, residence address, passport data, data that are (may be) classified as biometric personal data, taxpayer identification number, mandatory pension insurance certificate number, as well as any other personal data obtained by the Lessor for the purposes indicated below, including collection, recording, systematization, accumulation, storage, clarification (update, amendment), extraction, use, transfer, depersonalization, blocking, deletion, destruction of personal data. Personal data shall be collected and processed to determine the possibility of entering into this Lease Agreement, any other agreements, as well as their execution and implementation, promotion of lease-related and other services using means of communication, and also to ensure the compliance with applicable laws and other normative legal acts. Personal data shall be processed both with and without use of any automation facilities.

Consent to personal data processing shall remain valid for twenty years, and as to personal data contained in documents and on other data carriers expected to be stored for more than twenty years as per applicable laws, consent to personal data processing shall remain valid for the entire term of storage of such documents and other data carried provided by applicable laws. This consent may be revoked by sending a corresponding written statement to the Lessor at the following address: 119049, MOSCOW, UL. KOROVIY VAL, 5. In that case, the Lessor shall discontinue processing the personal data, which must be destroyed or depersonalized, unless there are any other legal reasons for processing thereof provided under the laws of the Russian Federation or documents of the Lessor applicable to the matters of personal data processing.

The Lessee does hereby warrant that it has received the consent of persons authorized to act on behalf of the Lessee with respect to entering into, modification, implementation and termination of this Lease Agreement, for processing of their respective personal data, as well as for sharing their respective personal data for the purposes of entering into, modification, implementation and termination of contracts with any third parties, in a proper manner, according to the procedure established by Federal Law No 152-FZ “On Personal Data” dated July 27, 2006.

The Lessee does hereby warrant that persons authorized to act on behalf of the Lessee with respect to entering into, modification, implementation and termination of this Lease Agreement have been notified of processing of their respective personal data by the Lessor. The Lessee shall, upon the request of the Lessor, provide the latter with original and/or copies of consents for personal data processing from the persons authorized to act on behalf of the Lessee with respect to entering into, modification, implementation and termination of this Lease Agreement within two (2) business days after the receipt of such request. The Lessee shall incur liability for failure to receive the aforesaid consent, or should the aforesaid consent be taken otherwise than in accordance with applicable laws, or should the Lessee fail to notify the persons mentioned herein above that the respective personal data is processed by the Lessor.

7.4

The Lessee, acting of its own free will and for its own benefit, grants to Joint Stock Company “Europlan Leasing Company” (OGRN [***]) located at 119049, MOSCOW, UL. KOROVIY VAL, 5, its consent to receive from any/or each credit bureaus (hereinafter referred to as the “CB”), where the Lessee’s credit records are maintained and kept, a credit report containing information about the Lessee’s credit records to determine the possibility of entering into this Lease Agreement and other agreements, as well as its consent to the transfer of information to be included in the Lessee’s credit records, to any and/or each CB where the Lessee’s credit records are maintained and kept, in accordance with Federal Law No. 218-FZ dated December 30, 2004 “On Credit Histories”.

7.5	By signing the Lease Agreement, the Lessee confirms that it has familiarized itself with the terms of the Sale and Purchase Agreement and agrees therewith.

7.6	The parties to the Lease Agreement have agreed that the fulfillment of the Lessee’s obligations under the Lease Agreement shall be guaranteed by: Micro Capital LLC, OGRN.

7.7	By signing the Lease Agreement, the Lessee represents and warrants that the Lessor has delivered a copy of the Rules and Rates to the Lessee before the date of the Lease Agreement.

8.	OTHER PROVISIONS

8.1	Other provisions shall be set forth in Annex No. 2 hereto.

9.	DETAILS OF THE PARTIES

The Lessor

EUROPLAN LEASING COMPANY JOINT STOCK COMPANY

Taxpayer Identification Number (INN) [***]

Registration Reason Code (KPP) [***] Primary State Registration Number (OGRN) [***]

Location 119049, MOSCOW, UL. KOROVIY VAL, 5

Postal address 119049, Moscow, ul. Koroviy Val, 5

Telephone 8 800 250 80 80

Email client@europlan.ru

Settlement account: [***]

with AO UniCredit Bank

Correspondent account: [***]

BIC [***]

The Lessee

CARSHARING RUSSIA LIMITED LIABILITY COMPANY

Taxpayer Identification Number (INN) [***]

Registration Reason Code (KPP) [***]

Primary State Registration Number (OGRN) [***]

Location 107140, MOSCOW, UL. RUSAKOVSKAYA, 13, FLOOR/ROOM 2/XV/27

Postal address 107140, Moscow, ul. Rusakovskaya, 13, office/floor/room 2/XV/27

Mobile 70 4952342244

Email info@delimobil.ru

Settlement account: [***]

with PJSC SBERBANK

Correspondent account: [***]

BIC [***]

/ Signature /		/ Signature /
Anastasiya V. Knyazeva JOINT STOCK COMPANY “EUROPLAN LEASING COMPANY”	/Seal: Joint Stock Company “Europlan Leasing Company” OGRN [***] MOSCOW * JSC“EUROPLAN LC” * “EUROPLAN /”	Evgeniy V. Rybachuk Attorney-in-fact LIMITED LIABILITY COMPANY “CARSHARING RUSSIA”	/Seal: LIMITED LIABILITY COMPANY “CARSHARING RUSSIA” OGRN [***] MOSCOW /

Link to “My Europlan Personal Account”—online manager and accountant service with information about payments and lease agreements.

Annex No. 1

to Lease Agreement No. 2302169-Fp/MKK-20

dated March 2, 2020

Name and description of the Leased Asset
[***]	[***]

/ Signature /		/ Signature /
Anastasiya V. Knyazeva	/Seal: Joint Stock Company	Evgeniy V. Rybachuk	/Seal: LIMITED LIABILITY
JOINT STOCK COMPANY	“Europlan Leasing	Attorney-in-fact	COMPANY “CARSHARING

“EUROPLAN LEASING	Company”	LIMITED LIABILITY	RUSSIA” OGRN
COMPANY”	OGRN [***]	COMPANY	[***] MOSCOW /
	MOSCOW * JSC“EUROPLAN	“CARSHARING RUSSIA”
LC” * “EUROPLAN /

Annex No. 2

to Lease Agreement No. 2302169-Fp/MKK-20

dated March 2, 2020

1.	Clauses 5.5, 5.6. 5.7, 8.4, 11.1.1, 11.1.2, 14.2, 14 4. 14.5. 15.4.8 of the Regulations shall not apply.

2.	Clause 7.6. of the Regulations shall be amended to read as follows:

“7.6 The Lessee does hereby agree and acknowledge that the Lessor may encumber, alienate the Leased Asset, as well as encumber, alienate its rights and obligations under this Lease Agreement to any credit institution in full or in part, without any additional (special) consent of the Lessee for the same.

The Lessor may assign or transfer its rights and obligations under the Lease Agreement in whole or in part to credit institutions with the Lessee’s consent.

However, this Lease Agreement shall remain in full force and effect should the Leased Asset owner be replaced. Where this Lease Agreement provides that the Leased Asset has to be passed into the ownership of the Lessee, the latter may not claim for the termination of pledge of the Leased Asset and/or termination of pledge or other encumbrance of the rights and obligations hereunder before the Lessee has performed all its obligations hereunder to the fullest extent should such performance cause the Lessor to pass the Leased Asset into the ownership of the Lessee under this Lease Agreement. Where this Lease Agreement provides no transfer of title to the Leased Asset to the Lessee, the latter may not claim for the termination of pledge of the Leased Asset and/or termination of pledge or other encumbrance of the rights and obligations under this Lease Agreement.

Proper fulfillment by the Lessee of the obligations stipulated in the Lease Agreement means the termination of the Lease Agreement due to the proper fulfillment of obligations hereunder by the parties, resulting in termination of the pledge of the leased asset.”

3.	Clause 8.1. of the Regulations shall be amended to read as follows:

“8.1. The Lessee shall use the Leased Asset under the Lease Agreement in the territory of the Russian Federation, except for adverse and enclosed terrain, locations subject to the state of emergency or state of war, locations (facilities) subject to the legal regime of counterterrorism operation, zones of ecological disorder, border areas, areas subject to special conditions and regime of residence due to the risk of expansion of infectious and mass non-contagious diseases and intoxication of people, facilities and organizations of the Armed Forces of the Russian Federation, specially protected nature reserves, territories where no insurance protection provided as per the respective Insurance Agreement and/or locations other than those pertaining to the territory of the respective Insurance Agreement. In order to use the Leased Asset to the extent permitted by these Regulations and the Lease Agreement, the Lessee may provide a person, operating the Leased Asset, with the Lessee’s original counterpart of the Lease Agreement and, where required – a Leased Asset delivery and acceptance certificate, or with a properly certified copy of the Lease Agreement and, where required – copy of a Leased Asset delivery and acceptance certificate, together with a power of attorney issued by the Lessee, and/or other documents (where required).”

4.	Clause 8.6. of the Regulations shall be amended to read as follows:

“8.6. The Lessor, by requesting the Lessee’s financial documents, is entitled to financial control over the Lessee’s activities, namely to the analysis of the Lessee’s financial results, the Lessee’s fulfillment of its obligations under the Lease Agreement.”

5.	Clause 8.7. of the Regulations shall be amended to read as follows:

“8.7. The Lessor shall be entitled to send requests to the Lessee for information and the following documents required for financial control: A copy of the balance sheet and P&L statement for the last three accounting periods; balance sheet per account 51 (detailed by main items and banks) on a monthly basis for the last 6 months in Excel format; balance sheets per account. 60, 62, (by counterparties) on a monthly basis for the last 6 months in Excel format; balance sheets per account 66, 67, (by counterparties) on a monthly basis for the last 3 months in Excel format; register of existing credit and lease liabilities, specifying the terms of attraction/repayment, the amount of the monthly payment, security (pledge / surety), and the Lessee shall comply with such requests.”

6.	Clause 8.12. of the Regulations shall be amended to read as follows:

“8.12. If the Leased Asset is lost, destroyed or damaged, the Lessee shall immediately notify the Insurer(s), which entered into any Leased Asset Insurance Agreements and vehicle owner’s civil liability insurance agreements with the Lessee, and within 5 (Five) business days—the Lessor, and explain in writing the reasons and circumstances that led to the loss, destruction or damage of the Leased Asset with the approximate amount of damage caused.”

7.	Clause 8.18. shall be added to the Regulations as follows:

“8.18. The Lessor shall transfer to the Lessee 2 (Two) sets of keys to the Leased Asset and/or key fobs of the anti-theft system for the Leased Asset, including the instructions on the use of the anti-theft system of the Leased Asset (if any).

If the Lessee loses any of the keys and/or key fobs of the anti-theft system for the Leased Asset, the Lessee shall notify the Lessor to this effect in writing within one business day as well as the Insurer(s) which entered into any Insurance Agreements with respect to the Leased Assets. If the Lessee loses any of the keys and/or key fobs of the anti-theft system for the Leased Asset, the Lessee shall ensure the safety of the Leased Asset until the locks and/or security alarms of the Leased Asset are replaced, and perform any other actions, if required in accordance with the insurance regulations of the Insurer(s). The Lessee shall replace the locks and/or security alarms of the Leased Asset within 14 (Fourteen) calendar days from the date of loss of any of the keys and/or key fobs of the anti-theft system for the Leased Asset. Replacement of locks and/or security alarms of the Leased Asset shall be confirmed by the relevant documents received by the Lessee from an authorized service center.

Violation by the Lessee of any of the above obligations shall constitute grounds for charging the Lessee a fine of RUB 1,000 (One thousand rubles) for each day of delay.”

8.	Clause 10.1. of the Regulations shall be amended to read as follows:

“10.1. The Leased Asset shall be subleased to any number of unspecified persons.”

9.	Clause 11.1.3 of the Regulations shall be amended to read as follows:

“11.1.3. After the expiry of the lease term, but in any case, after the Lessee has made all payments stipulated by the Lease Agreement, including the Repurchase Price. The Lessor and the Lessee shall enter into a purchase and sale agreement for the Leased Asset, whereby the Lessor shall transfer the Leased Asset to the Lessee’s ownership at the Repurchase Price. Any other expenses arising in connection with the transfer of ownership of the Leased Asset to the Lessee shall be borne by the Lessee.”

10.	Clause 13.5.1. of the Regulations shall be amended to read as follows:

“13.5.1. against a full range of property risks (namely, the risks of loss (theft)), destruction (impossibility or inexpediency of restoration at the expense of the Insurer).”

11.	Clause 14.1. of the Regulations shall be amended to read as follows:

“14.1 In the event of failure to timely make the payments set forth in the Lease Agreement, including the Advance Payment, or partial payment of the amounts set forth in the Lease Agreement, including partial payment of the Advance Payment, the Lessor shall be entitled to claim liquidated damages from the Lessee in the form of a penalty of [***] of the overdue amount for each day of delay in payment. The penalty provided for by this clause of the Regulations shall be calculated as of the third day starting from the date following the date of the relevant payment, unless the Lessor, at its discretion, chooses a different start date for calculating the penalty.”

12.	Clause 14.3. of the Regulations shall be amended to read as follows:

“14.3. In case of delay in returning the original Vehicle Certificate of Title in hard copy to the Lessor, the Lessor shall be entitled to charge the Lessee a penalty of USD [***] or EUR [***] or RUB [***] respectively, depending on the Currency of the Lease Agreement, for each day of delay in return.”

13.	Clause 14.6. of the Regulations shall be amended to read as follows:

“14.6. If the Lessee fails to comply with the period for return of the Leased Asset to the Lessor in cases provided for by the Lease Agreement, and in other cases, the Lessor is entitled to claim a penalty to be paid by the Lessee in the amount of [***] from the Leased Asset cost specified in the Purchase and Sale Agreement for each day of delay of the Leased Asset return.”

14.	Clause 14.12. of the Regulations shall be amended to read as follows:

“14.12. If the Lessee fails to comply with the terms on providing the Leased Asset at the date, time and place agreed with the Lessor for providing the Additional Service “Delivery of the Leased Asset to the Service Station”, the terms on providing documents and accessories related to the Leased Asset to the Lessor, the terms on providing the Leased Asset to the Lessor by the Lessee with the amount of fuel necessary for providing the Additional Service “Delivery of the Leased Asset to the Service Station”, the Lessor shall be entitled to charge the Lessee a fine of USD [***] or EUR [***] or RUB [***] respectively, depending on the Currency of the Lease Agreement, for each violation.”

15.	Clause 15.3.3 of the Regulations shall be amended to read as follows:

15.3.3 material breach by the Lessee of any other Lease Agreement entered into between the Lessor and the Lessee. At the same time, the Lessor may unilaterally repudiate the Lease Agreement on the grounds established by this clause of the Regulations, provided that the number of any other Lease Agreements repudiated by the Lessor unilaterally due to a material violation by the Lessee of the terms of the Lease Agreement, exceeds [***] of the total number of Lease Agreements entered into between the Lessor and the Lessee.”

16.	Clause 15.6. of the Regulations shall be amended to read as follows:

“15.6. In case of any material violation of the Lease Agreement specified in clauses 15.4.1.-15.4.9. of the Regulations, the Lessor may unilaterally repudiate the Lease Agreement and seize the Leased Asset from the Lessee, in which case this Lease Agreement shall be deemed terminated. The Lessor shall notify the Lessee of the Lessor’s unilateral repudiation of the Lease Agreement by sending a corresponding notice to the Lessee, in which case this Lease Agreement shall be deemed terminated on the date stated in such notice.”

17.	Security deposit: not applicable.

18.	The Lessee shall install telematics equipment on the Leased Asset no later than 14 (Fourteen) business days from the date of the Leased Asset transfer.

The Lessee shall grant the Lessor access (password and login) to the telematics equipment installed by the Lessee on the Leased Asset, within 10 (Ten) business days from the date of transfer of the Leased Asset to the possession and use of the Lessee. If the Lessee fails to grant access to the installed telematics equipment and/or breaches the term for granting access to the Lessee, the Lessee shall pay a penalty to the Lessor in the amount of RUB [***] for each day of delay.

The Lessee shall notify the Lessor of any malfunctions (damages) of the telematics equipment installed on the Leased Asset, within 2 (two) calendar days following the detection of such malfunction (damage) of the telematics equipment installed on the Leased Asset.

The Lessee may not remove the telematics equipment installed on the Leased Asset during the entire lease term, without the prior written consent of the Lessor.

If the Lessee fails to restore (ensure restoration of operability of) the telematics equipment installed on the Leased Asset, removes the telematics equipment installed on the Leased Asset without the prior written consent of the Lessor or performs any other actions with the telematics equipment, the Lessor is entitled to demand from the Lessee full compensation for the Lessor’s losses incurred due to violation by the Lessee of the obligations specified herein.

19.

If the Lessee has no outstanding Lease Payments due, penalties payable and other due but unpaid payments of the Lessee under the Lease Agreement, the Lessee shall be entitled to make early payment of the portion of the Lease Payments not due (“Partial Early Performance of the Lessee’s Obligations”),

19.1	Partial early fulfillment of the Lessee’s obligations shall be carried out in accordance with the following conditions:

•

the Lessee shall notify the Lessor in writing at least 5 (Five) working days prior to the date of payment of the next Lease Payment under the Lease Payment Schedule of its intention to partially perform the Lessee’s obligations ahead of schedule. The notice of the Partial Early Performance of the Lessee’s Obligations shall specify the amount of the Partial Early Performance of the Lessee’s Obligations, which cannot be less than the amount of the next Lease Payment under the Lease Payment Schedule;

•

In case of the Lessor consent to the Partial Early Performance of the Lessee’s Obligations, it shall notify the Lessee of the terms of the Partial Early Performance of the Lessee’s Obligations and the monetary amount the Lessee must pay to the Lessor for the Lessor’s execution of the documents relating to the Partial Advanced Discharge of Obligations;

•

Prior to the date of the next Lease Payment under the Lease Payment Schedule, the Lessee shall pay the Lessor the amount of the Partial Early Performance of the Lessee’s Obligations, as well as the amount for the execution by the Lessor of documents related to the Partial Advanced Discharge of the Lessee’s Obligations in accordance with the invoice issued by the Lessor, as well as the amount of the next Lease Payment under the Lease Payment Schedule (if it is not paid yet);

•

upon the Lessee’s fulfillment of the conditions stipulated by this clause of the Lease Agreement, the parties shall sign an addendum to the Lease Agreement to amend the Lease Payment Amount and the Lease Payment Schedule.

19.2

The Lessee’s failure to meet its obligations regarding the payment of the amount of the Partial Early Performance of the Lessee’s Obligations, the monetary amount for the Lessor’s execution of the documents related to the Partial Early Performance of the Lessee’s Obligations, as well as the Lessee’s failure to sign the Addendum to the Lease Agreement to amend the Lease Payment Amount and the Lease Payment Schedule shall constitute the Lessee’s waiver of the Partial Early Performance of the Lessee’s Obligations, whereas the Lease Agreement shall remain in effect on the former terms and conditions.

In case of partial payment by the Lessee of the amount of the Partial Advanced Discharge of the Lessee’s Obligations, as well as the amount of money for the execution by the Lessor of documents related to the Partial Advanced Discharge of the Lessee’s Obligations, the Lessor shall be entitled, solely at its discretion:

•	not to accept partial payment of the amount of Partial Advanced Discharge of Obligations, returning it back to the Lessee, or

•

set off a partial payment of the amount of Partial Advanced Discharge of Obligations towards repayment of the Lessee’s unperformed obligations under any of the agreements entered into between the Lessor and the Lessee, without regard to the purpose of payments specified by the Lessee in the payment orders.

In addition and regardless of whether the Lease Agreement number and date are specified in a payment order regarding the respective payment received by the Lessor, the Lessee does hereby authorize the Lessor to set off the aforesaid payments towards any outstanding obligations of the Lessee under any agreement entered into by and between the Lessor and the Lessee, ignoring the purpose of those payments stated by the Lessee in the respective payment orders, and the Lessor may at any time enjoy the aforesaid authorization at its sole discretion.

Where specified in this clause of the Leasing Agreement, the amount of money received by the Lessor for the execution of documents related to the Partial Early Performance of the Lessee’s Obligations shall be withheld by the Lessor as compensation for the cost of processing the Lessee’s request for the Partial Early Performance of the Obligations under the Lease Agreement and shall not be returned to the Lessee.

19.3

In case of early settlement by the Lessee of all the Lease Payments not due (full early performance of the Lessee’s obligations), the terms and conditions stipulated in Section 11 of the Regulations on the early repurchase of the Lease Asset shall apply to the relations of the parties.

Lessor:		Lessee:
/ Signature /		/ Signature /
Anastasiya V. Knyazeva JOINT STOCK COMPANY “EUROPLAN LEASING COMPANY”	/Seal: Joint Stock Company “Europlan Leasing Company” OGRN [***] MOSCOW * JSC“EUROPLAN LC” * “EUROPLAN /	Evgeniy V. Rybachuk Attorney-in-fact LIMITED LIABILITY COMPANY “CARSHARING RUSSIA”	/Seal: LIMITED LIABILITY COMPANY “CARSHARING RUSSIA” OGRN [***] MOSCOW /